Exhibit 99.1

LIPOCINE®

ENHANCING HEALTH

H.C. Wainwright 5th Annual NASH Investor Conference

October 12, 2021

Enabling Oral Drug Delivery to Improve Patient Compliance



Forward-Looking Statements

This presentation contains forward-looking statements about Lipocine Inc. (the “Company”). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s products and product candidates, FDA’s approval of TLANDO®, the expected timing of Phase 3 trials for TLANDO® XR and LPCN 1107 and Phase 2 studies for LPCN 1144, LPCN 1148 and LPCN 1154, clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward-looking statements discussed in this presentation.

Accordingly, the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, this presentation. Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs. The forward-looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on Form 10-K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov. The forward-looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations.

Clinical Stage Biopharmaceutical Company

Innovative Product Candidates for Metabolic and Endocrine Disorders

	PRODUCT *(Indication)*	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	NDA
TRT	**TLANDO®** *(Oral Testosterone for Testosterone Replacement Therapy)*					Final Approval Eligibility March 28, 2022
TRT	**TLANDO® XR** *(Long-Acting Oral Testosterone for Testosterone Replacement Therapy)*				Next Step: Food Effect Study	
Liver Disease	**LPCN 1144** *(Oral Testosterone for Non-Cirrhotic NASH)*				Next Step: FDA meeting for Path Forward	
Liver Disease	**LPCN 1148** *(Oral Testosterone for Cirrhosis Management)*			Next Step: Phase 2 Clinical Study Dosing		
Women's Health	**LPCN 1154** *(Oral Neurosteroid for Depression Disorder)*			Next Step: PK Study		
Women's Health	**LPCN 1107** *(Oral HPC for Prevention of PTB)*				Next Step: Food Effect Study	

LIPOCINE
ENHANCING HEALTH

Summary of *LiFT* Results

Study Demonstrates Treatment Potential of LPCN 1144 in NASH

- Primary endpoint met – Change in liver fat via MRI-PDFF at Week 12
- Both LPCN 1144 treatment arms met with statistical significance the pre-specified histology based regulatory endpoint of NASH resolution with no worsening of fibrosis
- Treatment effect observed on fibrosis improvement needs confirmation in a larger study
- Changes in key liver enzymes and body composition support beneficial treatment effects of LPCN 1144
- LPCN 1144 was well tolerated with an overall safety profile comparable to placebo
- Positive topline results support LPCN 1144 development for regulatory approval

LPCN 1144: *LiFT (Liver Fat Intervention with oral Testosterone)**†

Phase 2 Paired Biopsy Study in Men with NASH (NCT04134091)

Study Design

- Biopsy confirmed male NASH subjects with F1-F3 Three-arm, blinded, placebo-controlled
  - 1:1:1 randomization
    - Treatment A: 142 mg eq. T twice daily
    - Treatment B: 142 mg eq. T + 238 mg d-alpha tocopherol twice daily
    - Placebo: twice daily
- Treatment duration of 36 weeks

Primary Endpoint:

- ✓ Change in hepatic fat fraction via MRI-PDFF (W12)

Key Secondary Endpoints:

- Change in NASH activity and fibrosis via liver biopsy scoring (W36)
- Change in body composition, liver injury markers

Analysis Sets:

- Safety Set: All randomized subjects (ITT)
- Biopsy Set: All subjects with baseline and EOS biopsies
- NASH Resolution Set: Biopsy set with NAS ≥ 4 and at least 1 point in both inflammation and ballooning


SCREENING
TREATMENT: 36 WEEKS
FOLLOW-UP: 2 Weeks
MRI-PDFF,
DXA, Biopsy
Dose Start
MRI-PDFF (W12)
DXA (W20)
Biopsy
DXA (W36)
End of Study/Start of OLE**

* Website: www.lift-study.com

** Open Label Extension Study (36 weeks)

† Study was not powered to show statistical significance of secondary endpoints

LiFT Study: Baseline Characteristics*

Parameter	Placebo (N=15)	Treatment A (N=15)	Treatment B (N=14)
Mean Age (years)	50.5	50.0	54.0
Mean BMI (kg/m^2)	36.7	36.5	34.7
Diabetes (%)	53.3	73.3	64.3
Hypertension (%)	73.3	60.0	57.1
Mean ALT (U/L)	49.5	58.7	53.3
Mean AST (U/L)	35.9	34.3	30.9
Mean fibrosis stage**	2.1	1.4	1.4
Mean NAFLD Activity Score	4.7	5.0	4.6

*Biopsy Set, defined as subjects with available biopsy data at baseline and EOS
**NASH CRN scoring

LIPOCINE® ENHANCING HEALTH

Key Results from *LiFT* Study

Met NASH Resolution Histology Endpoint and Fat Reductions

Liver Fat Reduction at Week 12 (MRI-PDFF)



Placebo (N=19)
Treatment A (N=18)
Treatment B (N=19)
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
Absolute Change (%)
-1.54
-7.68
-9.17
p < 0.0001
p < 0.0001
NS

All Subjects: ITT Dataset, n = 56, missing data imputed using multiple imputation
NS = Not Statistically Significant

NASH Resolution with No Worsening of Fibrosis[1]

Responders[1], n (%)

	NASH Resolution Set[2]	Safety Set[3]
Placebo	0 (0%)	0 (0%)
Treatment A	6 (46%)*	6 (33%)**
Treatment B	9 (69%)***	9 (47%)***

* $p < 0.05$; ** $p < 0.01$ vs placebo, *** $p < 0.001$ vs placebo

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0
2 NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance
3 All randomized subjects (ITT); subjects who were not eligible for NASH resolution evaluation or who were missing EOS biopsies were treated as non-responders

LIPOCINE® ENHANCING HEALTH

Histological Changes in NASH Components: NASH CRN Scoring

Substantial Improvement in All NASH Components from Baseline


Steatosis
Inflammation
Ballooning
Placebo
7%
27%
67%
13%
13%
73%
20%
47%
33%
Treatment A
13%
20%
67%
13%
33%
53%
7%
27%
67%
Treatment B
21%
79%
21%
36%
43%
29%
71%
≥ 1 Grade Increase
No Change
≥ 1 Grade Decrease

Biopsy Set: All subjects with baseline and EOS biopsies

Key Non-Histology Marker Results from *LiFT* Study

Liver Enzyme# Reductions and Body Composition Changes

Liver Injury Marker Reduction

Mean Baseline

	ALT (U/L)	AST (U/L)
Placebo (N=19)	49.0	35.4
Treatment A (N=18)	53.9	32.4
Treatment B (N=19)	51.5	31.9



ALT (U/L) Changes
Placebo
Treatment A
Treatment B
10
5
0
-5
-10
-15
-20
-25
-30
0
4
8
12
16
20
24
28
32
36
40
*
*
*
***
***
**
***
***
**
**
Time (week)



AST (U/L) Changes
6
4
2
0
-2
-4
-6
-8
-10
-12
-14
0
4
8
12
16
20
24
28
32
36
40
**
*
*
*
*
**
***
*
**
**
**
**
Time (week)

Safety Set with all available data, # ALT: alanine aminotransferase; AST: aspartate aminotransferase

* p < 0.05; ** p < 0.01; *** p < 0.001 vs placebo

Positive Effects on Body Composition†



Relative Change in Appendicular Lean Mass
Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
*
2.75
1.9
-1.42



Relative Change in Whole Body Fat Mass
Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
4.0
0.0
-4.0
-8.0
1.78
-3.68
-7.33
*

† All available data at Week 36 (Last Observation Carry Forward ("LOCF"))

* p < 0.05 vs placebo

LIPOCINE ENHANCING HEALTH

Comparison† with Other Oral Drug Candidates

Best in Class in NASH Resolution and Liver Fat Reduction



NASH Resolution with No Worsening of Fibrosis
Absolute Changes of Liver Fat from Baseline
Placebo
Dose/Treatment 1
Dose/Treatment 2
* p < 0.05, *** p < 0.001 vs placebo
% of Subjects
80%
70%
60%
50%
40%
30%
20%
10%
0%
0%
*
46%
***
69%
36Wk
8%
ns
11%
ns
12%
18Mn
8%
ns
19%
ns
26%
52Wk
6%
*
25%
36Wk
19%
*
33%
***
45%
24Wk
5%
ns
8%
ns
17%
52Wk
Candidate (Trial)
LPCN 1144 (NCT04134091)
Obeticholic Acid (NCT02548351) (NCT01265498)
Seladelpar (NCT03551522)
Resmetirom (NCT02912260)
Lanifibranor (NCT03008070)
Aramchol (NCT02279524)
Placebo-adjusted Absolute % Changes
2
0
-2
-4
-6
-8
-10
-6%
-8%
-3%
2%
-4%
Not Reported
-3%
All numbers shown for other candidates use the highest reported treatment effect among multiple treatment groups

†Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. $Reduction 2-point on NAS or resolution of NASH without worsening of fibrosis with at least a 2-pt reduction in NAS.

Reference: Obeticholic acid (Younossi et al, Lancet 2019), Seladelpar (Cymabay, Apr 2021 Corp deck), Resmetirom (Harrison et al, Lancet 2019; Madrigal, June 2019 Corp deck), Lanifibranor (Inventiva, Jul 2021 Corp deck); Aramchol (Raymond James Life Sciences and MedTech Conference 2019)

Fibrosis Outcomes Across Biopsy Assessment Techniques[1]

Treatment Effects on Fibrosis Improvement Needs Confirmation in a Larger Study

Histopathological Assessment Techniques	Placebo (N = 15)	Treatment A (N = 15)	Treatment B (N = 14)
NASH CRN: Fibrosis Improvement ≥ 1 Stage with No Worsening of NASH Responders, n (%)	6 (40%)†	4 (27%)	2 (14%)
Paired Reads: Fibrosis Improvement with No Worsening of NASH[2] Responders, n (%)	3 (20%)	6 (40%)	8 (57%)
Digital Reads (FibroNest): Fibrosis Improvement[3] Responders, n (%)	5 (33%)	12 (80%)	6 (43%)

1 Biopsy Set defined as all subjects with baseline and EOS biopsy
2 Fibrosis improvement on paired reads defined as a score of improvement in fibrosis with a score of no worsening of ballooning, inflammation, or steatosis
3 For Digital Reads (FibroNest - http://www.fibronest.com), improvement defined as a decrease in parenchymal tissue normalized phenotypic fibrosis composite score
† One subject in placebo is missing NASH CRN fibrosis score and is treated as a non-responder

LIPOCINE® ENHANCING HEALTH

Safety Overview of LPCN 1144 Through Week 36

Well-Tolerated with an Overall Safety Profile Comparable to Placebo

- Frequency and severity of TEAEs in both treatment arms were comparable to placebo
- Discontinuance of study drug due to TEAEs: 4 subjects in placebo and 1 subject in treatment arms
- Cardiovascular events were balanced among groups
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")
- Weight change from baseline was comparable among groups
- Changes in lipids comparable to placebo

AEs of Interest, n (%)	Placebo	Treatment A	Treatment B
Diarrhea	2 (10.5%)	1 (5.6%)	0 (0%)
Nausea	1 (5.3%)	1 (5.6%)	0 (0%)
Vomiting	none	none	none
Peripheral Edema	2 (10.5%)	1 (5.6%)	1 (5.3%)
BPH	1 (5.3%)	0 (0%)	0 (0%)
PSA Increased	0 (0%)	1 (5.6%)	0 (0%)
Hypertension†	1 (5.3%)	3 (17%)	0 (0%)
Pruritus	1 (5.3%)	1 (5.6%)	0 (0%)

BPH = Benign prostatic hyperplasia; PSA = Prostate-Specific Antigen; † New or worsening hypertension

LiFT Results Support LPCN 1144 Development for FDA Approval

Met the Primary and Key Secondary Endpoints with Statistical Significance

01

Statistically significant reduction in liver fat was observed compared to placebo

02

Met with statistical significance the pre-specified histology based regulatory endpoint of NASH resolution with no worsening of fibrosis

03

Changes in key liver enzymes and body composition support beneficial treatment effects

04

Well-tolerated with an overall safety profile comparable to placebo

LPCN 1148

for the Management of Liver Cirrhosis (an End Stage Disease)



Liver Cirrhosis in US

Challenges and Opportunities

- Over 2 million cases[1]
- NASH is the most rapidly increasing indication for liver transplant [7]
- Over 500k living with decompensated cirrhosis[2]
- 62% of those on the liver transplant (LT) waitlist are male[3]
- High (~$812,500/Transplant) economic burden[4]
- 40-70% of cirrhotic men have sarcopenia[5,6]

1. Moon, Clin Gas and Hep, 2019
2. GBD 2017 Cirrhosis Collaboration, Lancet, 2021
3. Sarkar et al. J Hepatol. 2015
4. Bentley & Phillips, Milliman Research Report 2017
5. Sinclair, Ailment Pharmacol Ther, 2016
6. Lai, Am J Transplant, 2014
7. Younossi, Clin Gasto & hep, 2021.

LIPOCINE® ENHANCING HEALTH

Sarcopenia in Liver Cirrhosis

Progressive Drop in Testosterone Worsens Sarcopenia

A two-fold increase in waitlist mortality/decreased survival

Stronger association with waitlist mortality in men

Increased risk of hospitalization/prolonged hospitalization

Higher risk of hospitalization for hepatic encephalopathy, infection, and ascites

Poor Quality of Life

Including physical, mental, and social wellbeing

Higher Medical Costs at Transplant

Prolonged hospitalizations, time spent in Intensive Care Unit

Poor Post-Transplant Outcomes

Lower survival rate, higher infection rate

Increased risk of decompensation

Including first/further decompensation and acute on chronic liver failure

References: Paternostro et al, Hepatol Res 2019 . Kim and J.W. Jang, World Journal of Gastroenterology, 2015; Sinclair et al., Journal of Gastroenterology and Hepatology (Australia), 2016; Moctezuma-Velazquez et al., Clinical Nutrition, 2018.; Sinclair et al., World Journal of Gastroenterology, 2017. Montano-Loza et al., Clinical and Translational Gastroenterology, 2015; Lai, J.C., et al., Hepatology, 2017; Englesbe et al., J Am Coll Surg, 2010. Tandon et al., Hepatology, 2021. Paternostro et al., Liver Int., 2020. Fozouni et al., Clin Transl Gastro, 2019. Ando et al., J Gastro & Hep, 2019.

LPCN 1148: Proof of Concept Study

Phase 2, Multicenter, Double-Blinded, Placebo-Controlled Study*

Study Design

- Male subjects with cirrhosis of the liver and sarcopenia
- Stage 1, Weeks 1-24
  - Two-arm (1:1 randomization)
    - Oral LPCN 1148 or Placebo
- Stage 2, Weeks 25-52
  - Single arm – LPCN 1148

Endpoints:

- **Primary:** Change in Skeletal Muscle Index at Week 24
- **Key Secondary:**
  - Change from baseline in Liver Frailty Index
  - Change in number of waitlist events
  - Rates of breakthrough hepatic encephalopathy



SCREENING
TREATMENT: 52 WEEKS
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
24-Week Analysis
52-Week Analysis

*NCT04874350

LPCN 1148-21-001 POC Study: Outcomes of Interest

Clinical Outcomes

- Overall survival
- New Decompensation Events
  - Hepatic encephalopathy
  - Ascites
- Survive to/through transplant
- Rates of hospitalizations, infections

Sarcopenia/Cachexia

- Functional capacity
  - LFI, 6MWT, TUG
- Muscle mass/quality
  - Sarcopenia
  - Myosteatosis
- Body composition by DXA
- PROs

Biochemical

- Anemia status
- Albumin
- Ammonia levels
- MELD/CPT
- Creatinine/kidney function

Next Steps

LPCN 1144 for NASH

- FDA meeting
  - Path forward for Phase 3 study, primary endpoint NASH resolution with no worsening of fibrosis
  - Seeking recommendations on key elements of Phase 3 design
    - Treatment arm size
    - Duration of treatment
  - Understand current stance regarding digital imaging analyses of biopsy slides
  - Understand FDA's expectations on exposure requirement as it relates to CV risk, for a serious condition with no approved therapy

LPCN 1148 for cirrhosis

- First subject to be dosed Q4 2021